EXHIBIT 10.2

EXECUTION VERSION

2nd AMENDMENT AGREEMENT

J.P. Morgan SE
as Facility Agent

and

Formula One Management Limited

as Obligors' Agent

Dated 9 October 2024

Table of Contents

Page

1. INTERPRETATIONi

2. FACILITIES AGREEMENT AMENDMENTS2

3. STATUS OF DOCUMENTS2

4. MISCELLANEOUS3

5. GOVERNING LAW AND SUBMISSION TO JURISDICTION3

THIS 2nd AMENDMENT AGREEMENT (this “Agreement”) is made on 9 October 2024

BETWEEN:

(1)	FORMULA ONE MANAGEMENT LIMITED, a company incorporated in England with registration number 01545332, (“FOM”); and
(2)	J.P. MORGAN SE, in its capacity as facility agent under the Facilities Agreement (as defined below) (the “Facility Agent”).

WHEREAS:

(A)	The Facilities Agreement has been amended and restated on the date hereof and FOM and the Facility Agent wish to make a further amendment to the Facilities Agreement as set out in this Agreement pursuant to Clause 40.4 (Technical Amendments) of the Facilities Agreement.
(B)	FOM is entering into this Agreement for itself and as Obligors’ Agent on behalf of the Obligors under and as defined in the Facilities Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION
1.1	Definitions

Unless a contrary intention appears in this Agreement, any word or expression defined in the Facilities Agreement will have the same meaning when it is used in this Agreement.

In this Agreement:

“Facilities Agreement” means the facilities agreement dated 21 November 2006 between, amongst others, FOM and J.P. Morgan SE (as facility agent) and NatWest Markets plc (as security agent) as amended and restated on 19 September 2024.

i

“Party” means a party to this Agreement.

1.2	Construction

Clause 1.2 (Construction) of the Facilities Agreement will apply to this Agreement as if set out in full in this Agreement mutatis mutandis.

2.	FACILITIES AGREEMENT AMENDMENTS

With effect on the date of this Agreement (in each case without any requirement for any further action or notice) Clause 29.3 (Assignment or Transfer Fee) of the Facilities Agreement shall be deleted and replaced with the following:

"29.3 Assignment or Transfer Fee

Unless the Facility Agent otherwise agrees and excluding an assignment or transfer:

(a)	to an Affiliate of a Lender;
(b)	to a Related Fund; or
(c)	made within the later of (x) 30 days of the date of the Dorna Acquisition and (y) the period separately provided in the master consent agreement between the 2024 Incremental Term Lender, the Facility Agent and the Obligors’ Agent dated the 2024 Effective Date, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of $3,500."

3.	STATUS OF DOCUMENTS
3.1	Continuing Effect

Except as varied by this Agreement, the Facilities Agreement and each other Finance Document remain in full force and effect unamended and unwaived and any reference in any Finance Document to any such agreement or provision thereof will be construed as a reference to such agreement, or that provision, as amended by this Agreement.

3.2	Finance Document

This Agreement is designated as a “Finance Document” for the purposes of the Facilities Agreement.

4.	MISCELLANEOUS
4.1	Invalidity

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

4.2	Counterparts

This Agreement may be executed in any number of counterparts and all of those counterparts taken together will be deemed to constitute one and the same instrument.

4.3	Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 will apply to this Agreement for the benefit of all Finance Parties and Obligors, but no other person (other than the Parties, the Finance Parties and Obligors) shall have any rights under it. However, the consent of a person who is not a party to this Agreement is not required to amend or vary this Agreement.

4.4	Confirmations relating to the Facilities Agreement

FOM confirms agreement to the amendments pursuant to this Agreement for the purposes of the Facilities Agreement and as Obligors’ Agent under and as defined in the Facilities Agreement.

4.5	Creditor Confirmations

The Facility Agent agrees to the terms of this Agreement for itself and each other Finance Party.

5.	GOVERNING LAW AND SUBMISSION TO JURISDICTION
5.1	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

5.2	Jurisdiction of English Courts
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).
(b)	The parties to this Agreement agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

IN WITNESS whereof this Agreement has been duly executed by each of the Parties on the date first above written.

Signature pages to the 2nd Amendment Agreement

FOM FORMULA ONE MANAGEMENT LIMITED as Obligors’ Agent acting by a director:

[Signature Page to 2nd Amendment Agreement]

The Facility Agent J.P. MORGAN SE acting by an authorised signatory:

[Signature Page to 2nd Amendment Agreement]